INVESTMENT ADVISER                      REPORT TO SHAREHOLDERS
     Legg Mason Fund Adviser, Inc.    FOR THE SIX MONTHS ENDED
     Baltimore, MD                        SEPTEMBER 30, 1995

BOARD OF DIRECTORS
     Raymond A. Mason, Chairman
     John F. Curley, Jr.                         THE
     Charles F. Haugh                         LEGG MASON
     Arnold L. Lehman                           TOTAL
     Dr. Jill E. McGovern                      RETURN
     T. A. Rodgers                           TRUST, INC.
     Edward A. Taber, III

TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA                            NAVIGATOR CLASS

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, DC                  PUTTING YOUR FUTURE FIRST

INDEPENDENT ACCOUNTANTSq             (Legg Mason Funds Logo)
     Coopers & Lybrand L.L.P.
     Baltimore, MD

      THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED
      OR ACCOMPANIED BY A PROSPECTUS.

                      LEGG MASON WOOD WALKER, INCORPORATED


                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000

(Recycled Paper logo)    PRINTED ON RECYCLED PAPER

LMF-006

    TO OUR SHAREHOLDERS,
        In the three months ended September 30, 1995, the Total Return Trust's net asset value per share rose from $14.07 to $15.24. Assuming reinvestment of the $0.16 per share dividend paid in August, the Trust's total return (appreciation plus reinvested dividends) for the quarter was 9.5%. Total returns on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index were 7.1% and 7.9% during the same period. In the nine months through September 30, the Trust's total return was 28.1%, compared to total returns of 21.5% and 29.7% on the Value Line and Standard & Poor's indices.
        The Trust continues to invest primarily in dividend-paying common stocks which we believe are undervalued. Our objective is to earn long-term returns which preserve and increase the purchasing power of your investment after taxes and inflation. While there are no certainties in investing, we believe that ownership of a diversified portfolio of value stocks continues to offer good prospects of achieving that objective on a long-term basis.
        On the following pages, Bill Miller and Nancy Dennin, the Trust's portfolio managers, comment on the investment outlook.
        Your Board of Directors has approved an ordinary income dividend of $0.21 per share, payable on November 1 to shareholders of record on October 27. Most shareholders will receive this dividend in the form of additional shares credited to their accounts.
                                          Sincerely,
                                          (Signaure of John F. Curley, Jr.)
                                          John F. Curley, Jr.
                                          President
     November 3, 1995

     PORTFOLIO MANAGERS' COMMENTS
    Your fund's results for the three and nine months ended September 30, 1995 are shown below with comparable data for the leading market indices:

              Total         Lipper
              Return    Growth & Income     S&P
              Trust          Funds          500     Dow Jones
3 months       9.52 %         7.12%         7.94%      5.78%
9 months      28.10 %        25.17%        29.73%     27.39%

    In the third quarter, your fund outperformed the Lipper Growth & Income Index, the S&P 500 and the Dow Jones Industrial Average. The fund's results were generally in line with the above listed indices for the nine month period.
    Many investors are mystified by the stock market's strong returns this year, and find it hard to believe a bear market is not imminent. The last time the market performed this well was in the first nine months of 1987. Many market commentators advise caution, and the popular press appears full of articles on how to protect your assets in the much anticipated sell-off.
    We don't believe a major correction is imminent. Bear markets begin when four conditions come together: earnings are peaking, inflation is rising, the Federal Reserve is raising interest rates, and stocks are overvalued. None of these conditions are evident today, in our opinion.
    S&P 500 operating earnings' growth is expected to slow to a 10% annualized rate in the second half of 1995, compared to an unsustainable 21% annualized pace in the first six months of the year. We believe profit growth will slow even further, to about 6%, in 1996, yet remain comfortably positive throughout the year.
    Inflation continues to be subdued, four years into the economic expansion. For the first nine months of the year, inflation, as measured by the consumer price index, has risen only 2.8%, compared with the 2.6% increase recorded in 1994. Federal Reserve Chairman Alan Greenspan, in his most recent semiannual Humphrey-Hawkins testimony, indicated he expects inflation to remain well-controlled, at 3% or below, in 1996. The Fed lowered short-term interest rates in July, its first easing move in nearly three years. With inflation expected to decline next year, we believe additional cuts in short-term rates over the next twelve months are likely.
    The S&P 500 is trading at 15.7x 1995 and 14.8x 1996 estimated earnings, neither of which are demanding multiples with long-term interest rates below 7% and inflation around 3%. With none of the typical preconditions of poor market performance in evidence, we continue to believe that the risk-reward profile of the stock market remains positive.
    As shown in the accompanying "Biggest Gainers" table, many of the fund's financial holdings performed quite well in the third quarter, contributing to the fund's strong results. While several of these stocks have approached full value, many of them are still quite attractive.
    CHASE MANHATTAN BANK has been the strongest of the money center stocks through the third quarter, having risen by 75% since December 1994. We believe the combined CHASE MANHATTAN and Chemical Banking franchises will represent one of the few truly dominant financial services organizations in the United States over the remainder of this decade. This powerful money center combination is well positioned to generate strong earnings and valuation gains over the balance of this decade, in our opinion. We expect "New Chase" will earn $7.25 in 1996, and $8.25 in 1997. We believe the stock, currently trading at only 7.5x 1997 estimated earnings, will trade to 10x earnings in two years, resulting in about 20% annual appreciation on a total return basis.
    We added three securities to the portfolio in the third quarter; one chemical company and two insurance stocks. We purchased OLIN early in the quarter, when management announced they were in the process of adopting "Economic Value Added" (EVA). In very simple terms, EVA is a process whereby a company focuses on earning a return above its cost of capital. At the time of our purchase, OLIN had a 4% yield and was trading at 4.5x pre-tax cash flow. If OLIN just earns its cost of capital at the peak of the cycle, it would earn $8 per share. With the adoption of EVA, we believe the company will be able to achieve $10 in peak earnings. The stock has historically traded at 80% of the market multiple on peak earnings, implying a price target of over $100 per share.
    We began accumulating AETNA and CIGNA toward the end of the quarter. Even though these stocks have performed very well, we believe the risk/reward is more favorable now than it was earlier this year. In our opinion, insurance stocks are at the beginning of a secular change. For the last seven years, the industry has been in a period of pricing pressure that has prevented companies from raising their premiums. Historically, the insurance industry cycle has lasted three years -- three years of rising premiums followed by three years of declining premiums. After such a prolonged period of no pricing power, the companies have begun taking decisive steps to cut costs and
2
shed underperforming assets. Additionally, they have begun to take sizable reserves for their environmental exposure, a step we feel was long overdue. The industry has begun consolidating, and we expect the pace of merger activity to accelerate.
    While AETNA and CIGNA have had a strong move, we believe they are still attractively priced. CIGNA has a 2.9% yield, and trades at 10x 1995 and 8x 1996 estimated earnings. Management has been tightening their underwriting standards, shrinking the employee base, and separating their lines of business into good risk and bad risk pools. AETNA has a 3.8% yield, trades at 10x 1996 estimated earnings, and recently announced they are exploring a spin-off of their property/casualty business.
    Even after the strong returns the equity market has experienced so far this year, we continue to find attractively priced securities. However, investors should not expect the kinds of returns recently experienced to continue. Nevertheless, with valuations reasonable, inflation well controlled, and the economy growing, the stock market should continue to be a rewarding place to invest.
    As always, we appreciate your support and welcome your comments.
                                                               Nancy Dennin, CFA
                                                                Bill Miller, CFA
November 3, 1995
DJIA 4825.57
                                                                               3

     PERFORMANCE INFORMATION
     LEGG MASON TOTAL RETURN TRUST, INC.
TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND LIFE OF FUND, AS OF SEPTEMBER 30, 1995
          The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
          The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur
      Rule 12b-1 distribution fees.
          The fund's total returns as of September 30, 1995 were as follows:

                               Cumulative      Average Annual
                              Total Return      Total Return
Primary Class:
  One Year                           +16.20%          +16.20%
  Five Years                        +131.72           +18.30
  Life of Class(dagger)             +140.44            +9.30
Navigator Class:
  Life of Class(double dagger)       +24.18%              --

          (dagger) Primary Class inception-November 21, 1985.
   (double dagger) Navigator Class inception-December 1, 1994.

SELECTED PORTFOLIO PERFORMANCE

         Biggest gainers for the 3rd quarter 1995*
        1.  John Alden Financial Corp.                  +32.1%
        2.  The Chase Manhattan Corporation             +30.1%
        3.  Sears, Roebuck and Co.                      +25.4%
        4.  MBNA Corporation                            +23.3%
        5.  Standard Federal Bancorporation             +16.0%
        6.  Great Western Financial Corporation         +15.2%
        7.  BankAmerica Corporation                     +13.8%
        8.  Bankers Trust New York Corporation          +13.3%
        9.  Baxter International Inc.                   +13.1%
       10.  Grupo Mexicano de Desarrollo S.A. ADR
              8.25% 2-17-01                             +12.3%

PORTFOLIO CHANGES

Securities Added

Aetna Life and Casualty Company
Cigna Corporation
Olin Corporation

         Biggest laggers for the 3rd quarter 1995*
        1.  Harrah's Jazz Company
              1st Mortgage Note
              14.25% 11-15-01                           -10.1%
        2.  Ultramar Corporation                         -5.9%
        3.  DeBartolo Realty Corporation                 -4.3%
        4.  International Business Machines
            Corporation                                  -1.7%
        5.  Kmart Corporation                            -0.9%
        6.  du Pont (E.I.) de Nemours                     0.0%
        7.  The Bear Stearns Companies Inc.              +0.6%
        8.  Columbus Realty Trust                        +1.3%
        9.  Masco Corporation                            +1.9%
       10.  Irvine Apartment Communities, Inc.           +2.2%

Securities Sold

The Leslie Fay Companies, Inc.

* SECURITIES HELD FOR THE ENTIRE QUARTER.

     STATEMENT OF NET ASSETS
     LEGG MASON TOTAL RETURN TRUST, INC.
     SEPTEMBER 30, 1995  (UNAUDITED)

(Amounts in Thousands)               Shares       Value

COMMON STOCKS AND EQUITY INTERESTS -- 87.6%
Automotive -- 3.5%
Chrysler Corporation                      157    $ 8,321
Banking -- 13.9%
BankAmerica Corporation                   122      7,300
Bankers Trust New York
  Corporation                             108      7,587
Lloyds Bank P.L.C.                        764      8,339
The Chase Manhattan Corporation           165     10,086
                                                  33,312
Chemicals -- 8.1%
du Pont (E.I.) de Nemours                 100      6,875
Olin Corporation                          115      7,906
Witco Corporation                         131      4,619
                                                  19,400
Computer Services and Systems -- 3.3%
International Business Machines
  Corporation                              85      8,022
Construction Materials -- 2.3%
Masco Corporation                         200      5,500
Finance -- 8.9%
Federal National Mortgage
  Association                              88      9,108
MBNA Corporation                          103      4,287
The Bear Stearns Companies Inc.           369      7,932
                                                  21,327
Food, Beverage and Tobacco --6.1%
PepsiCo, Inc.                             125      6,375
Philip Morris Companies Inc.              100      8,350
                                                  14,725
Gas and Pipeline Utilities --2.8%
Williams Companies, Inc.                  170      6,630
Health Care -- 2.2%
Baxter International Inc.                 130      5,346
Insurance -- 7.3%
Aetna Life and Casualty Company            20      1,467
Allstate Corporation                       19        656
Cigna Corporation                          30      3,124
Enhance Financial Services Group Inc.     305      6,259
John Alden Financial Corp.                127      2,864
Torchmark Incorporated                     73      3,058
                                                  17,428
Oil Services -- 1.1%
Ultramar Corporation                      115      2,731

Real Estate -- 13.3%
Columbus Realty Trust                   100     $  1,900
DeBartolo Realty Corporation            200        2,800
Irvine Apartment Communities, Inc.
                                        115        2,027
National Golf Properties, Inc.          344        7,518
Nationwide Health Properties,
  Inc.                                   70        2,870
Regency Realty Corporation              122        2,159
Resource Mortgage Capital
  Corporation                           272        5,508
Summit Properties, Inc.                 223        4,215
Walden Residential Properties,
  Inc.                                  150        2,831
                                                  31,828
Retail Sales -- 4.0%
J.C. Penney Company, Inc.               120        5,955
Kmart Corporation                       205        2,973
Sears, Roebuck and Co.                   20          738
                                                   9,666
Savings and Loan -- 8.8%
Great Western Financial
  Corporation                           180        4,275
Standard Federal Bancorporation         247        9,633
Washington Mutual, Inc.                 300        7,137
                                                  21,045
Telecommunications -- 2.0%
Telefonos de Mexico S.A. ADR            152        4,826
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $165,308)                  210,107

PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK
   -- 2.7%

RJR Nabisco Holdings Corp.
  Series C Depositary Shares
  (Identified Cost -- $6,430)           975        6,581

                                   Principal
                                    Amount
CORPORATE BONDS -- 2.5%
Grupo Mexicano de Desarrollo
  S.A. ADR
  8.25% 2-17-01                     $ 5,000        2,275
Harrah's Jazz Company
  1st Mortgage Note
  14.25% 11-15-01                     3,925        3,670
Total Corporate Bonds
  (Identified Cost -- $5,695)                      5,945

     LEGG MASON TOTAL RETURN TRUST, INC.

                                   Principal
     (Amounts in Thousands)         Amount       Value

SHORT-TERM INVESTMENTS -- 8.0%

Repurchase Agreement -- 6.0%
  Morgan Stanley & Co.
    Incorporated
    6.25% dated 9-29-95, to be
    repurchased at $14,323 on
    10-2-95 (Collateral: $15,336
    Federal National Mortgage
    Association Mortgage-backed
    securities, 5.50% due
    1-1-09,
    value $14,616)                   $14,316     $14,316
Sovereign Obligation -- 2.0%
  Mexican Cetes
    6.0% 2-29-96
                                mxp 35,000         4,727
Total Short-term Investments
  (Identified Cost -- $18,644)                    19,043
Total Investments -- 100.8%
  (Identified Cost -- $196,077)                  241,676
Liabilities in Excess of Other
  Assets -- (0.8%)                                (1,835)
NET ASSETS -- 100.0%                            $239,841

(Amounts in Thousands)
Net Assets Consisting of:
Accumulated paid-in capital
  applicable to:
  15,393 Primary shares
    outstanding                              $191,207
    412 Navigator shares
    outstanding                                 5,377
Undistributed net investment
  income                                        2,341
Distributions in excess of
  net realized gain on investments             (4,683)
Unrealized appreciation of
  investments                                  45,599
NET ASSETS                                   $239,841
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                $15.17
  NAVIGATOR CLASS                              $15.24

MXP MEXICAN PESO (NEW)
  SEE NOTES TO FINANCIAL STATEMENTS.
6

     STATEMENT OF OPERATIONS
     LEGG MASON TOTAL RETURN TRUST, INC.
     FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995  (UNAUDITED)

      (Amounts in Thousands)
INVESTMENT INCOME:
        Dividends (net of foreign taxes withheld of $19)                                        $ 3,997
        Interest                                                                                  2,636
          Total investment income                                                                                     $  6,633
EXPENSES:
        Investment advisory fee                                                                     827
        Distribution and service fees                                                             1,075
        Transfer agent and shareholder servicing expense                                             96
        Custodian fee                                                                                46
        Legal and audit fees                                                                         19
        Reports to shareholders                                                                      18
        Registration fees                                                                            14
        Directors' fees                                                                               5
        Other expenses                                                                                8
          Total expenses                                                                                                 2,108
      NET INVESTMENT INCOME                                                                                              4,525
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Realized loss on investments                                                                (21)
        Increase in unrealized appreciation of investments                                       36,716
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                   36,695
      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $ 41,220

     SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON TOTAL RETURN TRUST, INC.

                                                                                              For the                  For the
                                                                                         Six Months Ended             Year Ended
                               (Amounts in Thousands)                                   September 30, 1995          March 31, 1995
                                                                                            (Unaudited)
CHANGE IN NET ASSETS:
      Net investment income                                                                  $   4,525                 $  5,026
      Net realized loss on investments                                                             (21)                  (1,890)
      Change in unrealized appreciation of investments                                          36,716                   (1,746)
      Increase in net assets resulting from operations                                          41,220                    1,390
      Net equalization credits                                                                      --                      428
      Distributions to shareholders from:
        Net investment income:
          Primary Class                                                                         (3,789)                  (4,366)
          Navigator Class                                                                         (120)                     (22)
        Net realized gain on investments:
          Primary Class                                                                             --                   (8,620)
          Navigator Class                                                                           --                      (61)
      Increase in net assets from Fund share transactions:
          Primary Class                                                                          2,425                   21,748
          Navigator Class                                                                          515                    4,809
      Increase in net assets                                                                    40,251                   15,306
NET ASSETS:
      Beginning of period                                                                      199,590                  184,284
      End of period (including undistributed net investment income of $2,341
        and $1,725, respectively)                                                            $ 239,841                 $199,590

     SEE NOTES TO FINANCIAL STATEMENTS.
8

     FINANCIAL HIGHLIGHTS
     LEGG MASON TOTAL RETURN TRUST, INC.
         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                   Navigator
                                                                                                     Class
                                                                                Primary Class     For the Six
                                                                                 For the Six      Months Ended
                                                                                Months Ended       Sept. 30,
                                                                               Sept. 30, 1995         1995
                                                                                 (Unaudited)      (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning
        of period                                                                    $12.79          $12.83
      Net investment income                                                            0.29            0.35
      Net realized and unrealized gain (loss) on
        investments                                                                    2.34            2.37
      Total from investment operations                                                 2.63            2.72
      Distributions to shareholders from:
        Net investment income                                                         (0.25)          (0.31)
        Net realized gain on investments                                                 --              --
      Total distributions                                                             (0.25)          (0.31)
      Net asset value, end of period                                                 $15.17          $15.24
      Total return                                                                    20.72%B         21.41%B
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                       1.94%A          0.86%A
        Net investment income                                                           4.1%A           5.2%A
      Portfolio turnover rate                                                          30.6%A          30.6%A
      Net assets, end of period (in thousands)                                    $ 233,536          $6,305

                                                                                 December 1, 1994C
                                                                                         to
                                                                                   March 31, 1995

PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning
        of period                                                                      $12.66
      Net investment income                                                              0.15
      Net realized and unrealized gain (loss) on
        investments                                                                      0.25
      Total from investment operations                                                   0.40
      Distributions to shareholders from:
        Net investment income                                                           (0.06)
        Net realized gain on investments                                                (0.17)
      Total distributions                                                               (0.23)
      Net asset value, end of period                                                   $12.83
      Total return                                                                       2.28%B
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                         0.86%A
        Net investment income                                                             3.6%A
      Portfolio turnover rate                                                            61.9%A
      Net assets, end of period (in thousands)                                         $4,823

     A ANNUALIZED.
     B NOT ANNUALIZED.
     C COMMENCEMENT OF NAVIGATOR CLASS.
       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON TOTAL RETURN TRUST, INC.
     (Amounts in Thousands) (Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Total Return Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
          The Fund consists of two classes of shares: Primary Class, offered since 1985, and Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
      Security Valuation
          Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.
      Dividends and Distributions to Shareholders
          Net investment income for dividend purposes consists of dividends and interest earned, less expenses. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Net capital gain distributions are declared and paid after the end of the tax year in which the gains are realized.
      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At September 30, 1995, $2,473 was receivable for investments sold, but not yet delivered and $4,724 was payable for investments purchased but not yet received.
      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
      Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.
      Equalization
          In prior years, the Fund followed the practice of equalization by which a portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income. In the current fiscal year ending March 31, 1996, the Fund discontinued the practice of equalization, resulting in a reclassification from undistributed net investment income of $2,641 to accumulated paid-in capital -- Primary Class and $53 to accumulated paid-in capital -- Navigator Class.
2. INVESTMENT TRANSACTIONS:
          Investment transactions for the six months ended September 30, 1995 (excluding short-term securities) were as follows:

         Purchases                              $ 33,295
         Proceeds from sales                      31,190

          At September 30, 1995, the cost of securities for federal income tax purposes was $196,077. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $49,337 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,738.
10

     (Amounts in Thousands)
3. FUND SHARE TRANSACTIONS:
          At September 30, 1995 there were 100,000 shares authorized at $.001 par value for all classes of the Fund. On December 1, 1994, when the Navigator Class became effective, 367 shares held in Legg Mason Profit Sharing Plan accounts, with a value of $4,686, were transferred from Primary Class to Navigator Class. Transactions in Fund shares were as follows:

                             For the
                        Six Months Ended         For the
                          September 30,        Year Ended
                              1995           March 31, 1995
Primary Class           Shares    Amount    Shares    Amount
Sold                     1,443   $ 20,448    3,969   $ 51,355
Reinvestment of
  distributions            261      3,678      961     12,173
Repurchased             (1,541)   (21,701)  (3,306)   (41,780)
Net increase               163   $  2,425    1,624   $ 21,748

                         For the           December 1, 1994(Dagger)
                    Six Months Ended              to
                   September 30, 1995       March 31, 1995
Navigator Class    Shares       Amount    Shares       Amount
Sold                  60        $ 852       385        $4,921
Reinvestment of
  distributions        8          119         7            83
Repurchased          (32)        (456)      (16)         (195)
Net increase          36          515       376        $4,809

      (Dagger) COMMENCEMENT OF NAVIGATOR CLASS.
4. TRANSACTIONS WITH AFFILIATES:
          The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets, calculated daily and payable monthly. The agreement with the Adviser provides that expense reimbursements be made to the Fund for expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of an annual rate of 1.95% of the Fund's average net assets. No expense reimbursement is due for the six months ended September 30, 1995. At September 30, 1995, $145 was due to the Adviser.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.75% and an annual service fee of 0.25% of the Primary Class' average daily net assets, calculated daily and payable monthly. At September 30, 1995, $189 was due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $27 by the transfer agent for the six months ended September 30, 1995. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1995.
                                                                              11